UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 16, 2010
MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	0-24412	42-1421406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, CA		92007
(Address of Principal Executive Offices)		(Zip Code)
(760) 479-5080
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Withdrawal of Rights Offering Registration Statement.

On September 11, 2008, the Company filed with the Securities and Exchange Commission a registration statement on Form N-2 (the “Registration Statement”) under the Securities Act of 1933, as amended.  Effective July 16, 2010, and pursuant to discussions with Staff of the Division of Investment Management, the Company has determined to withdraw the Registration Statement.

Annual Meeting Record Date Set and Business Announced.

The Company set the record date for determining the holders of the Common Stock entitled to notice of and to vote at the next Annual Meeting as of the close of business on July 8, 2010.  The meeting is contemplated to be held on or before September 8, 2010.

Press Release

The Company issued a press release on July 16, 2010 regarding these two matters.

Item 9.01.  Exhibits.

(d)	Exhibits

99.1	Press Release dated July 16, 2010 - MACC Announces Withdrawal of Rights Offering; Annual Meeting Business

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACC PRIVATE EQUITIES INC.

Date: July 16, 2010	By:	/s/ Travis T. Prentice
Travis T. Prentice
President and CEO

Exhibit Index

Exhibit
Number                                Description

99.1	Press Release dated July 16, 2010 - MACC Announces Withdrawal of Rights Offering; Annual Meeting Business